UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 13, 2007
                -------------------------------------------------
                        Date of Report (Date of earliest
                                event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)

         Colorado                       0-11485                 84-1072256
         --------                       -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (303) 863-8808
             ------------------------------------------------------
                         Registrant's telephone number,
                              including area code:

                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On December 13, 2007, Accelr8 Technology Corporation (the "Company") issued a press release announcing that it has entered into an agreement with Becton Dickinson and Company ("Becton Dickinson") whereby Becton Dickenson purchased for $100,000 an exclusive right until March 31, 2008 to negotiate for a business relationship to develop Accelr8's BACcel(R) rapid diagnostic platform. A copy of the press release is attached hereto as Exhibit 99.1



Item 9.01 Financial Statements and Exhibits.

         The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

           Exhibit No.                      Description
           -----------                      -----------
               99.1                         Press Release Announcing

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  December 13, 2007            ACCELR8 TECHNOLOGY CORPORATION

                               By:  /s/  Thomas V. Geimer
                                    --------------------------------------------
                                    Thomas V. Geimer, Chief Executive Officer